UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: February 28, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Dear Fellow Shareholders,

February 28, 2010 marked the end of our eleventh fiscal year, a period marked by a sharp rebound in the stock market. Although not all news was good, certain highlights again confirmed our fundamental strengths:

1.

We passed the $1 million mark in dividends and interest received for the second straight year, receiving $1,008,921, down 5.6% from $1,068,797 a year earlier, due to the dividend cuts in early 2009. However, most of our companies have continued to increase their payouts.

2.

We lowered total expenses by 6.4%, to $322,491, from $344,532 in the previous fiscal year. So the slight increase in the expense ratio (from 0.96% to 0.98%) was a function of the lower asset values that prevailed as the fiscal year began. We believe that the market recovery should help us to once again lower the expense ratio.

3.

We increased our annual dividend for the eighth consecutive year, paying 21.51¢ per share, up 3.3% from 20.83¢ a year earlier. Since inception, the fund has paid a total of $2.35301 per share in dividends and capital gains distributions.

4.

We limited portfolio turnover to 14.73%, despite replacing five components during the fiscal year.

We believe that these results indicate that our fundamental approach has continued to work well during a variety of investment climates. As we begin our twelfth year of operations, our focus remains on the long term, during which we believe that the wisdom of owning high-quality companies and adding to them on a consistent basis will be even more apparent.

    Once again, we congratulate DRIPX shareholders for their discipline and patience, and hope that you will join us in continuing to augment your holdings on a regular basis, allowing us to take advantage of what we believe are compelling opportunities in the stock market over the long term.

<signed>Vita Nelson and David Fish, co-managers

<April 20, 2010>

Must be preceded or accompanied by a prospectus.

-Mutual fund investing involves risk. Principal loss is possible.

Past performance is not a guarantee of future results.

Quasar Distributors, LLC, Distributor. (5/10)

The MP63 Fund, Inc.
Average Annual Total Return as of February 28, 2010

One Year:	58.49%
Five Year:	0.98%
Since Inception:	2.47%

S&P 500
Average Annual Total Return as of February 28, 2010

One Year:	53.60%
Five Year:	(0.70)%
Since Inception:	(0.49)%

$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$13,077
$9.476
The MP 63 Fund, Inc., ending value $13,077
S&P 500 Index, ending value $9,476
Mar-99
Nov-99
Aug-00
May-01
Feb-02
Nov-02
Aug-03
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10

S&P 500 Index is an unmanaged composite of 500 large-capitalization companies. You cannot invest directly in an index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.

The graph does not reflect deduction for taxes shareholders would pay on fund distributions and redemption of shares. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments

The MP63 Fund, Inc.

		Schedule of Investments
	February 28, 2010
Shares/Principal Amount of Assets		Market Value

COMMON STOCKS - 99.18%

Aerospace/Aircrafts/Defense - 1.09%
7,100	Raytheon Co.	$ 399,304

Automotive Parts- Retail/Wholesale - 1.12%
10,100	Genuine Parts Co.	407,636

Automobile - Manufacturing - 0.98%
4,800	Toyota Motor Corp. (Japan) ADR**	359,184

Banks- Money Center - 1.59%
34,800	Bank of America Corp.	579,768

Banks - Regional - 3.22%
23,800	BB&T Corp.	679,014
20,200	US Bancorp	497,122
		1,176,136
Beverages- Alcoholic/Soft Drink - 1.18%
8,200	Coca-Cola Corp.	432,304

Building Products- Construction/Products/Miscellaneous - 1.22%
7,800	Stanley Black & Decker, Inc.	446,550

Chemicals- Diversified - 1.24%
23,600	RPM International, Inc.	454,300

Chemicals - Specialty - 1.87%
9,100	Praxair, Inc.	683,774

Commercial Services - 2.27%
19,700	Ecolab, Inc.	830,158

Communications Equipment - 2.20%
59,500	Nokia Corp. (Finland) ADR **	801,465

Computer- Mini/Micro - 1.73%
12,400	Hewlett-Packard Co.	629,796

Containers- Paper/Plastic - 1.15%
14,400	Bemis Co., Inc.	421,488

Cosmetics & Personal Care - 3.41%
21,600	Avon Products, Inc.	657,504
7,100	Colgate-Palmolive Co.	588,874
		1,246,378
Diversified Operations - 6.99%
6,600	3M Company	528,990
23,600	Corning, Inc.	416,068
15,200	Fortune Brands	666,216
27,400	General Electric Co.	440,044
7,300	United Technologies Corp.	501,145
		2,552,463
Electronic Equipment - 1.98.%
15,300	Emerson Electric Co.	724,302

Electronic- Semiconductors - 2.08%
36,900	Intel Corp.	757,557

Finance- Investment Management - 1.59%
5,700	Franklin Resources, Inc.	579,804

Financial Services - 4.57%
13,400	Bank of New York Mellon Corp.	382,168
19,300	H&R Block, Inc.	333,504
31,800	Paychex, Inc.	952,092
		1,667,764
Food- Misc. Preparation - 2.76%
19,200	ConAgra Foods, Inc.	469,632
13,100	Hormel Foods Corp.	538,541
		1,008,173
Insurance- Life/Property/Casual - 3.97%
19,200	AFLAC, Inc.	949,440
9,500	Travelers Companies, Inc.	499,605
		1,449,045
Leisure Products - 1.99%
15,900	Polaris Industries, Inc.	727,266

Machinery - Const./Mining/Farming - 2.83%
24,100	Amcol International Corp.	613,104
7,300	Deere & Co.	418,290
		1,031,394

Machinery- Electrical Equipment - 5.38%
11,900	Dover Corp.	538,594
31,000	Johnson Controls, Inc.	964,100
19,400	Tennant Company	462,884
		1,965,578
Manufacturing - 3.10%
14,800	Illinois Tool Works, Inc.	673,696
14,100	Pentair, Inc.	459,096
		1,132,792
Medical/Dental-Supplies - 1.05%
4,900	Becton Dickinson & Co.	381,563

Medical Instruments/Products - 2.97%
25,000	Medtronic, Inc.	1,085,000

Medical Drugs - 4.02%
11,500	Abbott Laboratories	624,220
13,400	Johnson & Johnson	844,200
		1,468,420
Metal Ores-Gold/Non Ferrous - 0.95%
15,400	Arch Coal, Inc.	346,346

Oil & Gas- International - 3.52%
13,900	BP Plc (United Kingdom) ADR	739,619
8,400	Exxon Mobil Corp.	546,000
		1,285,619
Paper & Paper Products - 1.46%
8,800	Kimberly Clark Corp.	534,512

Retail- Variety Stores - 1.29%
7,700	Costco Wholesale Corp.	469,469

Retail/Wholesale- Building Products - 1.55%
18,100	Home Depot, Inc.	564,720

Services-Prepackaged Software - 2.50%
31,800	Microsoft Corp.	911,706

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.06%
6,100	Proctor & Gamble Co.	386,008

Telecommunications Services - 2.40%
13,700	AT&T Corp.	339,897
15,600	CenturyLink, Inc.	534,612
		874,509
Textile- Apparel/Mill Products - 1.67%
7,900	VF Corp.	611,302

Transportation- Equipment/Leasing - 0.97%
10,000	Ryder Systems, Inc.	352,900

Transportation- Railroads - 1.53%
8,300	Union Pacific Corp.	559,171

Utility- Electric - 5.85%
25,800	Duke Energy Corp.	421,830
12,000	Edison International	391,560
9,700	FPL Group, Inc.	449,789
42,600	MDU Resources Group, Inc.	870,744
		2,133,923
Utility-Gas Distribution - 2.89%
12,000	National Fuel Gas Co.	596,880
12,700	SCANA Corp.	457,835
		1,054,715
Utility- Water - 1.91%
40,800	Aqua America, Inc.	698,496

Total for Common Stock (Cost $33,802,563) - 99.18%		36,182,758

Cash & Equivalents - 0.65%
238,148	Fidelity Money Market Portfolio Select Class (Cost $238,148) 0.19%*	238,148

	Total Investments - 99.83% (Cost $34,040,711) (Note 4)	36,420,906

	Other Assets Less Liabilities - 0.17%	60,460

	Net Assets - 100.00%	$ 36,481,366

* Variable Rate Security
** Non-income producing
ADR- American Depository Receipt.
The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
February 28, 2010

Assets
Investments at Market Value (Cost $34,040,711)	$ 36,420,906
Cash	13,152
Receivables
Dividends and Interest	100,766
Shareholder Subscriptions	1,900
Prepaid Expenses	14,375
Total Assets	36,551,099
Liabilities
Accrued Expenses	38,727
Shareholder Redemptions	20,640
Accrued Management Fees	10,366
Total Liabilities	69,733

Net Assets	$ 36,481,366

Net Assets Consist of:
Capital Stock, $.001 par value; 1 billion shares
authorized; 3,396,274 shares issued and outstanding	$ 3,398
Additional Paid in Capital	35,036,227
Accumulated Undistributed Net Investment Income	75,859
Realized Loss on Investments - Net	(1,014,313)
Unrealized Appreciation (Depreciation) in Value
of Investments Based on Identified Cost - Net	2,380,195
Net Assets	$ 36,481,366

Net Asset Value and Offering Price ($36,481,366/3,396,274)	$ 10.74

Redemption Price Per Share ($10.74 x .98)*	$ 10.52

* The Fund will deduct a 2% redemption fee from redemption proceeds if purchased and redeemed within 6 months.

The MP63 Fund, Inc.

Statement of Operations
For the year ended February 28, 2010
Investment Income:
Dividend Income	$ 990,735
Interest Income	18,186
Total Investment Income	1,008,921
Expenses:
Investment advisor fees	114,807
Administration fees	58,328
Fund servicing expense	42,115
Registration fees	29,970
Insurance expense	7,230
Printing and postage expense	12,511
Compliance fees	12,234
Miscellaneous expense	2,117
Custody fees	7,116
Legal fees	15,235
Director fees	6,265
Audit fees	14,563
Total Expenses	322,491

Net Investment Income	686,430

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(214,648)
Unrealized Appreciation on Investments	13,309,495
Net Realized and Unrealized Gain on Investments	13,094,847

Net Increase in Net Assets from Operations	$ 13,781,277

The MP63 Fund, Inc.

Statements of Changes in Net Assets
	For the	For the
	Year Ended	Year Ended
	February 28, 2010	February 28, 2009
From Operations:
Net Investment Income	$ 686,430	$ 724,265
Net Realized Gain (Loss) on Investments	(214,648)	(754,818)
Net Unrealized Appreciation (Depreciation)	13,309,495	(16,426,356)
Increase (Decrease) in Net Assets from Operations	13,781,277	(16,456,909)
From Distributions to Shareholders:
Net Investment Income	(721,011)	(686,817)
Net Realized Gain from Security Transactions	-	-
Change in Net Assets from Distributions	(721,011)	(686,817)
From Capital Share Transactions
Proceeds From Sale of Shares	2,272,192	3,200,917
Shares Issued on Reinvestment of Dividends	717,761	683,991
Cost of Shares Redeemed
(net of redemption fees $8,137 and $15,366, respectively)	(3,065,582)	(3,236,473)
Net Increase from Shareholder Activity	(75,629)	648,435

Net Increase (Decrease) in Net Assets	12,984,637	(16,495,291)

Net Assets at Beginning of Year	23,496,729	39,992,020
Net Assets at End of Year (Including Undistributed Net
Investment Income of $75,859 and $110,440, respectively)	$ 36,481,366	$ 23,496,729

Share Transactions:
Issued	244,828	305,513
Reinvested	65,729	80,659
Redeemed	(314,717)	(291,321)
Net increase in shares	(4,160)	94,851
Shares outstanding beginning of year	3,400,434	3,305,583
Shares outstanding end of year	3,396,274	3,400,434

The MP63 Fund, Inc.

Financial Highlights
Selected data for a share outstanding throughout the period:	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	February 28, 2010		February 28, 2009		February 29, 2008		February 28, 2007	February 28, 2006
Net Asset Value -
Beginning of Period	$ 6.91		$ 12.10		$ 13.36		$ 12.48	$ 11.91
Net Investment Income	0.20		0.22		0.18		0.17	0.15
Net Gains or Losses on Securities
(realized and unrealized)	3.85		(5.20)		(0.51)		1.12	0.54
Total from Investment Operations	4.05		(4.98)		(0.33)		1.29	0.69

Early Redemption Fees	0.00	*	0.00	*	0.00	*	0.01	0.01

Distributions (From Net Investment Income)	(0.22)		(0.21)		(0.19)		(0.17)	(0.13)
Distributions (From Capital Gains)	0.00		0.00		(0.74)		(0.25)	0.00
Total Distributions	(0.22)		(0.21)		(0.93)		(0.42)	(0.13)

Net Asset Value -
End of Period	$ 10.74		$ 6.91		$ 12.10		$ 13.36	$ 12.48

Total Return (a)	58.49%		(41.49)%		(3.08)%		10.40%	5.91%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	36,481		23,497		39,992		41,137	37,726
Ratio of Expenses to Average Net Assets	0.98%		0.96%		0.88%		0.97%	1.02%
Ratio of Net Income to Average Net Assets	2.09%		2.04%		1.34%		1.28%	1.23%
Portfolio Turnover Rate	14.73%		10.66%		4.75%		25.90%	6.58%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

* Amount is less than $0.005

THE MP63 FUND, INC.

Notes to Financial Statements

February 28, 2010

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. There were no securities valued under this pricing service for 2009 or 2008.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Fund’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the

THE MP63 FUND, INC.

Notes to Financial Statements

February 28, 2010

owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.  All securities were based on quoted market prices as of February 28, 2010.

The Financial Accounting Standards Board has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of February 28, 2010.

The three-tier hierarchy of inputs is summarized below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE MP63 FUND, INC.

Notes to Financial Statements

February 28, 2010

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2010:

Investments in Securities:
(Assets)	Level 1	Level 2	Level 3	Total
Equity Securities	$36,182,758	-	-	$36,182,758
Short-Term Investments	238,148	-	-	238,148
Total	$36,420,906	-	-	$36,420,906

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies, distributing all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  There are no unrecognized tax benefits in the accompanying financial statements in connection with tax positions taken by the Fund.  The Fund’s tax returns are subject to examination by the Internal Revenue Service for a period of three years.  There are currently no open tax years prior to February 28, 2007.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY

  TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's management and investment programs.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based

THE MP63 FUND, INC.

Notes to Financial Statements

February 28, 2010

on an annualized rate of .35% of the daily net asset value.  For the year ended February 28, 2010, the Advisor earned fees of $114,807.  At February 28, 2010, the Fund owed the Advisor $10,366.

The Advisor has voluntarily agreed to defer its advisory fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed by the Advisor are subject to reimbursement by the Fund, if so requested by the Advisor, up to three years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.

An affiliate of the Advisor provides certain administrative services to the Fund. These expenses amounted to $58,328 during the year ended February 28, 2010.

The Fund has an administrative agreement with Mutual Shareholder Services (The "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services.  Mutual Shareholder Services charges an annual fee of approximately $42,000 for services rendered based on the Fund’s current asset size.

The Fund is responsible for the cost of printing, postage, telephone costs and certain other out-of-pocket expenses. Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.

The Fund currently pays each Director an annual retainer of approximately $2,000.

The Chief Compliance Officer is paid approximately $1,000 per month.  For the year ended February 28, 2010 the Chief Compliance Officer was paid $12,234.

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended February 28, 2010, purchases and sales of securities, excluding short-term   investments, aggregated $4,680,789 and $4,911,356, respectively.  As of February 28, 2010, cumulative unrealized depreciation amounted to the follow:

             Unrealized appreciation                                    $6,014,976

Unrealized depreciation

  (3,634,781)

Net unrealized appreciation

$2,380,195

For Federal income tax purposes, the cost of investments owned at February 28, 2010 was $34,040,711.

NOTE 5.  TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial

THE MP63 FUND, INC.

Notes to Financial Statements

February 28, 2010

statements to reflect their tax character.  Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.  Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of February 28, 2009, the components of net assets on a tax basis were as follows:

Ordinary income                                             $       110,440

Long term loss                                                $     (799,665)

Unrealized appreciation                                  $    1,136,199

Unrealized depreciation                                  $(12,065,499)

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows:

Distributions paid from:

   Ordinary income

$   686,817

   Long term capital gains

                 0

      Total

                                               $    686,817

As of February 28, 2010, the components of net assets on a tax basis were as follows:

Ordinary income                                             $         75,859

Long term loss                                                $   (1,014,313)

Unrealized appreciation                                  $    6,014,976

Unrealized depreciation                                  $   (3,634,781)

The tax character of distributions paid during the fiscal year ended February 28, 2010 was as follows:

Distributions paid from:

   Ordinary income

$   721,011

   Long term capital gains

                 0

      Total

                                               $    721,011

An Ordinary income distribution of $0.2151 per share was paid out on December, 30, 2009.

NOTE 6.  SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date the financial statements were issued. Based upon this evaluation, the fund has determined no subsequent events have occurred which would require disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The MP63 Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The MP63 Fund, Inc. (the “Fund”), including the schedule of investments as of February 28, 2010, and the related statements of operations and changes in net assets for the year than ended, the statement of changes in net assets for the years ended February 28, 2010  and 2009, and the financial highlights for the years ended February 28, 2010 and 2009, February 29, 2008, February 28, 2007 and 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of February 28, 2010 by correspondence with the Fund's custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The MP63 Fund, Inc as of February 28, 2010, the results of its operations, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ WithumSmith+Brown, P.C.

New Brunswick, NJ

April 26, 2010

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 through February 28, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The MP 63 Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	September 1, 2009	February 28, 2010	September 1, 2009 to February 28, 2010

Actual	$1,000.00	$1,097.35	$5.10
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.93	$4.91

* Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Other Information (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  The filings are available free of charge, upon request, by calling 1-877-676-3386.  Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-676-3386, or on the SEC’s website at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-877-676-3386, or on the SEC’s website at http://www.sec.gov.

MP63 Fund, Inc.

Board of Directors and Executive Officers (Unaudited)

The Board of Directors has overall responsibility for management of the Trust's affairs. The Directors serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.  The Directors, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The officers have been elected for an annual term.  The following are the Directors and executive officers of the Trust:

DISINTERESTED (INDEPENDENT) DIRECTORS :

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Ted S. Gladstone 555 Theodore Fremd Ave Rye, NY 10580 Age: 77	Director	Indefinite. Since 1998	1
	Principal Occupation During Past Five Years		Other Directorships Held by Director
	President, Gladstone Development Corporation (real estate development)		None
Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Gloria Schaffer 555 Theodore Fremd Ave Rye, NY 10580 Age: 78	Director, Audit Committee Member	Indefinite. Since 1998	1
	Principal Occupation During Past Five Years		Other Directorships Held by Director
	Partner, CA White (real estate development)		None
Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Richard Yaffa 555 Theodore Fremd Ave Rye, NY 10580 Age: 77	Director, Audit Committee Member, Lead Independent Director	Indefinite. Since 2005	1
	Principal Occupation During Past Five Years		Other Directorships Held by Director
	President, Manhattan Products, Inc.		None

INTERESTED DIRECTORS:

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Vita Nelson(1) (2) 555 Theodore Fremd Ave Rye, NY 10580 Age; 71	Director, President	Indefinite. Since 1998	1
	Principal Occupation During Past Five Years		Other Directorships Held by Director
	President, Editor and Director, The Moneypaper, Advisor, Inc.(investment adviser to the Fund). President, Editor and Publisher of the Moneypaper, Temper of the Times Communications, Inc. (newsletter)		Moneypaper Advisor, Inc. Moneypaper, Temper of the Times Communications, Inc.

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS:

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen
Lester Nelson(1) 555 Theodore Fremd Ave Rye, NY 10580 Age: 80	Secretary, Chief Compliance Officer	Indefinite. Since 1998	1
	Principal Occupation During Past Five Years		Other Directorships Held by Officer
	Attorney, private practice.		Moneypaper Advisor, Inc. Moneypaper, Temper of the Times Communications, Inc.
Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Officer
David Fish 555 Theodore Fremd Ave Rye, NY 10580 Age: 60	Treasurer	Indefinite. Since 2003	1
	Principal Occupation During Past Five Years		Other Directorships Held by Officer
	Executive Editor of the Moneypaper, Inc. (newsletter)		None

1.

Vita Nelson and Lester Nelson are married.

2.

Vita Nelson is President of the Fund and a Director of the Fund's Advisor, The Moneypaper  Advisor,  Inc. and, therefore, is an "Interested Director" of  the Fund.

Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (“SAI”).  To obtain a free copy of the SAI, please call 1-877-676-3386.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the fiscal year ended February 28, 2010.  Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

MP63 Fund, Inc.

Approval of Investment Advisory Agreement (Unaudited)

The Board of Directors, including the Independent Directors voting separately, have reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with the Advisor.  Approval took place at a meeting held on December 1, 2009, at which all of the Independent Directors were present, with a majority of the Independent Directors present in person.

The Independent Directors were advised of their fiduciary obligations in determining whether to approve the continuance of the Investment Advisory Agreement, and the Independent Directors requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders.  The Directors reviewed: (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.  The Directors reviewed the background, qualifications, education and experience of the Advisor’s investment and operational personnel.  The Directors also discussed and considered the quality of administrative and other services provided to the Fund, the Advisor’s compliance program, and the Advisor’s role in coordinating such services and programs.  Prior to voting, the Independent Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session at which no representatives of the Advisor were present.

The Directors considered the responsibilities of the Advisor under the Investment Advisory Agreement, noting that the Advisor is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund.

In their review of the quality of services provided by the Advisor the Directors reviewed biographical information on the Advisor’s key personnel, in particular the investment management and compliance team.  The Directors considered the roles of each person as well as their relevant experience in the financial services industry.

As part of their review on the financial condition of the Advisor, the Directors reviewed the Advisor’s balance sheet as of December 31, 2009 and considered the financial condition of the Advisor.  The Independent Directors concluded that the Advisor is financially capable of satisfying its obligations under the Investment Advisory Agreement.

The Directors reviewed the performance of the Fund over various periods and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual funds.  The Directors found that the Fund’s performance record appeared to be generally consistent and in line with the markets.

The Directors reviewed the Fund’s brokerage practices and discussed the Advisor’s “soft dollar” relationships.  The Directors noted with approval that the Advisor did not currently engage in any soft dollar relationships.  They also reviewed the average commission rates paid by the Fund.  The Directors also found that the average commission rate paid by the Fund has continued to decline.

The Directors reviewed information comparing the rate of the advisory fee paid by the Fund and the Fund’s total expense ratio to average advisory fees and total expense ratios for other similar equity funds.

After having received the Advisor’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Directors concluded that:  (i) based on both short-term and long-term performance of the Fund and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, they believed that the Advisor has provided quality services to the Fund as compared to similarly situated funds; (ii) the Fund’s advisory fee is lower than the average of comparably managed funds, and they believed that the Advisor is providing above average portfolio management services to the Fund; and (iii) shareholders are being provided a high-quality investment option at a total expense ratio that compares favorably to other comparably managed funds.  The Independent Directors decided that, at the present time, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale.  The Independent Directors did note that, if the Fund begins to experience significant growth in its assets, it may become necessary for the Advisor to consider adding fee breakpoints to the Advisory Agreement.  The Independent Directors also considered the “fallout benefits” to the Advisor but, given the amounts involved, viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Investment Advisory Agreement.  Rather, the Directors concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at MP63 Fund, Inc., 555 Theodore Fremd Avenue, Rye, NY  10580.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,000 and $13,500 with respect to the registrant’s fiscal years ended February 28, 2010 and February 28, 2009, respectively.

(b)

Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $1,250 and $1,200 with respect to the registrant’s fiscal years ended February 28, 2010 and February 28, 2009, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)

All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Audit Committee of The MP63 Fund, Inc. (the "Fund") is charged with the responsibility to monitor the independence of the Fund's independent accountants.  As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

>   a review of the nature of the professional services expected to be provided,

>   review of the safeguards put into place by the accounting firm to safeguard independence, and

>   periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent  accountants.  Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence.  The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve.  The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

AUDIT SERVICES

The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

>   Annual Fund financial statement audits

>   SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

>   Accounting consultations

>   Agreed upon procedure reports

>   Attestation reports

>   Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated).

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; an

Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Accounting methods studies

Tax consulting services and related projects

The Fund’s independent accountants do not perform individual tax services for management individuals of the Fund.  Other permitted services are subject to an Audit Committee pre-approval process.

OTHER NON-AUDIT SERVICES

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy.  Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

PROSCRIBED SERVICES

The Fund's independent accountants will NOT render services in the following categories of non-audit services:

>   Bookkeeping or other services related to the accounting records or financial statements of the Fund

>   Financial information systems design and implementation

>   Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

>   Actuarial services

>   Internal audit outsourcing services

>   Management functions or human resources

>   Broker or dealer, investment adviser, or investment banking services

>   Legal services and expert services unrelated to the audit

>   Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO THE MONEYPAPER ADVISORS, INC. AND THE MONEYPAPER ADVISORS, INC. AFFILIATES

Certain non-audit services provided to The Moneypaper Advisors, Inc. or any entity controlling, controlled by or under common control with The Moneypaper Advisors, Inc. that provides ongoing services to the Fund (The Moneypaper Advisors, Inc. Affiliates) will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated.  Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to The Moneypaper Advisors, Inc. Affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to The Moneypaper Advisors, Inc. and The Moneypaper Advisors, Inc. Affiliates.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

With respect to the fiscal years ended February 28, 2010 and February 28, 2009, aggregate non-audit fees of $2,750 and $2,750, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended February 28, 2010 and February 28, 2009, the registrant’s accountant did not render any services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable.

Item 5.

Audit Committee of Listed Companies.

Not Applicable.

Item 6.

Schedule of Investments.

(a)

Not applicable.  [schedule filed with Item 1]

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.

Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders.

The registrant does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

Item 11.

Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.

Exhibits.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 3, 2010

By /s/David Fish

*David Fish

Treasurer

(principal financial officer)

Date November 3, 2010

* Print the name and title of each signing officer under his or her signature.